Exhibit 10.4(b)

Schedule of Warrants (refinancings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind during the three months ended March 31, 2006


                                                   Exercise           Shares
    Grant Date           Expiration Date           Price(a)          Granted
    ----------           ---------------          ---------        -----------
     01/12/06                01/12/11              $0.0100         521,000,000
     02/07/06                02/07/11              $0.0100         257,750,000
     02/13/06                02/13/11              $0.0100         445,250,000


                                                                ----------------
                                                                 1,224,000,000
                                                                ================


     (a) Warrant exercise price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date of the warrant, date preceding and three dates following; or (ii) the par value of NCT's common stock on the date the warrant is exercised.



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